                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Tuboscope, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                TUBOSCOPE INC.

                               _________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 13, 1999

                               _________________

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of Tuboscope Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m. local time, on Thursday, May 13, 1999, at The Doubletree Hotel at 2001 Post Oak Boulevard, Houston, Texas 77056, for the following purposes:

     1. To elect a board of six directors to serve until the next annual meeting or until the election and qualification of their respective successors;

     2. To consider and act upon a proposal to the amendment of the Company's 1996 Equity Participation Plan which, in part: (i) increases the number of shares of the Company's common stock available for issuance thereunder from 1,200,000 to 3,450,000; and (ii) increases the maximum annual award limit, required by Section 162(m) of the Internal Revenue Code of 1986, as amended, available to each participant from 100,000 to 400,000 shares, as described in the accompanying Proxy Statement;

     3. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for 1999; and

     4. To transact such other business as may properly come before the meeting.

     Only stockholders of record of the Company's common stock at the close of business on March 25, 1999, the record date, will be entitled to notice of, and to vote at, the 1999 Annual Meeting of Stockholders and any adjournment or postponement thereof.


                              By Order of the Board of Directors,


                              /s/ James F. Maroney, III

                              James F. Maroney, III
                              Vice President, Secretary and General Counsel



Houston, Texas
April 9, 1999



     PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE MEETING IN PERSON AND DESIRE TO WITHDRAW YOUR PROXY, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY STATEMENT AND VOTE PERSONALLY ON ALL MATTERS BROUGHT BEFORE THE MEETING.

                                TUBOSCOPE INC.

                               2835 Holmes Road
                             Houston, Texas 77051


                1999 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                 MAY 13, 1999

                               _________________

                                PROXY STATEMENT

                               _________________

                            SOLICITATION OF PROXIES

     This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Tuboscope Inc., a Delaware corporation (the "Company"), of proxies to be voted at the 1999 Annual Meeting of Stockholders of Tuboscope Inc., to be held at The Doubletree Hotel at 2001 Post Oak Boulevard, Houston, Texas, 77056, on Thursday, May 13, 1999 at 10:00 a.m. local time, and at any and all adjournments or postponements thereof (the "Meeting").

     All shares represented by each properly executed, unrevoked proxy received in time for the Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted FOR (i) the election of the six nominees to the Board of Directors listed in the proxy; (ii) approval of the amendment of the Company's 1996 Equity Participation Plan, as described in this proxy statement; and (iii) ratification of the selection of Ernst & Young LLP as the Company's independent auditors for 1999. If any other matters are properly presented at the Meeting for consideration, including, among other things, consideration of a motion to adjourn the Meeting to another time or place, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment.

     Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked (i) by delivering a written notice of revocation to the Secretary of the Company at or before the taking of a vote at the Meeting, (ii) by executing a later-dated proxy and delivering it to the Secretary of the Company prior to the taking of the vote at the Meeting, or
(iii) by attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of the proxy).

     This proxy statement and the accompanying proxy card, together with a copy of the Company's 1998 Annual Report is being mailed to the Company's stockholders on or about April 13, 1999. The expense of soliciting proxies will be borne by the Company. Expenses include reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Meeting to beneficial owners of the Company's common stock. Further solicitation of proxies may be made by telephone, telegram, facsimile or oral communication by the Company's regular employees, who will not receive additional compensation for such solicitation, and by Morrow & Co., Inc., whose services to the Company will include the search and distribution of materials as well as the solicitation of proxies from brokers, banks and nominees for which it will receive payment of approximately $3,500, plus out of pocket expenses.

                     OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of record of the 44,147,050 shares of the Company's common stock, par value $0.01 (the "Common Stock") outstanding at the close of business on the record date, March 25, 1999, will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On each matter to be considered at the Meeting, each stockholder will be entitled to cast one vote for each share of Common Stock held of record by such stockholder on March 25, 1999.

     In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of the Common Stock entitled to vote at the Meeting must be represented at the Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     For the election of the nominees to the Board of Directors, the six nominees receiving the highest vote totals will be elected. Accordingly, abstentions or broker non-votes will not affect the outcome of the election of the nominees to the Board of Directors. All other matters to be voted on will be decided by a majority vote of the shares present or represented at the Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote. Because "broker non-votes" represents shares as to which the beneficial owner has not empowered the broker to vote, on such matter, these shares are considered not entitled to vote on such matters, and thus broker non-votes on a matter will have no effect on the outcome of the voting of such matter.

     The Board of Directors recommends a vote "FOR" each of the six nominees and each of the proposals contained in this proxy statement.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth, as of March 25, 1999, the amount and percentage of the outstanding shares of the Common Stock which, according to the information supplied to the Company, are beneficially owned by (i) each person or entity who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each person who is currently a director of the Company (each of whom is also a nominee), (iii) each Named Executive Officer (as defined in the section entitled "Executive Compensation" on page 6 hereof) and (iv) all current directors and executive officers of the Company as a group. Except to the extent indicated in the footnotes to the following table, the person or entity listed has sole voting or dispositive power with respect to the shares which are deemed beneficially owned by such person or entity.

     The information in the table is based on reports that have been filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and information furnished to the Company by certain holders of Common Stock. In accordance with regulations promulgated by the Commission, the table reflects for each beneficial owner the exercise of warrants or options or the conversion of convertible securities (exercisable or convertible within 60 days after March 25, 1999) owned by such beneficial owner, but, in determining the percentage ownership and general voting power of such person, does not assume the exercise of warrants or options or the conversion of securities owned by any other person.

                                                                               OPTIONS/       TOTAL
                                                                               WARRANTS    OUTSTANDING    PERCENT OF
                                                                 OUTSTANDING  EXERCISABLE  COMMON STOCK   OUTSTANDING
                                                                   COMMON       WITHIN     BENEFICIALLY    SHARES OF
   BENEFICIAL OWNER                                                 STOCK       60 DAYS       OWNED      COMMON STOCK
----------------------                                           -----------  -----------  ------------  -------------
DIRECTORS/NOMINEES AND NAMED EXECUTIVE
 OFFICERS

L.E. Simmons(1).............................................      11,621,516    2,539,000    14,160,516          32.1%
Eric L. Mattson(2)..........................................       3,186,047    1,264,000     4,450,047           9.8%
Jerome R. Baier(3)..........................................         774,953       38,000       812,953           1.8%
John F. Lauletta............................................          92,331      161,269       253,600             *
Jeffery A. Smisek...........................................           5,000        2,000         7,000             *
Douglas E. Swanson..........................................           1,000        2,000         3,000             *
Joseph C. Winkler...........................................          60,650       75,557       136,207             *
Haynes B. Smith, III........................................          30,684       26,947        57,631             *
Clay C. Williams............................................          25,765       17,723        43,488             *
James F. Maroney, III.......................................          21,709       55,107        76,854             *
All directors and executive officers as a
 group (13 persons)(4)......................................      15,847,081    4,367,511    20,241,592          45.8%

5% BENEFICIAL HOLDERS

SCF-III, L.P.(5)............................................       4,200,000    2,533,000     6,733,000          14.4%
6600 Texas Commerce Tower
Houston, Texas 77002
DOS Partners, L.P.(6).......................................       5,366,417            0     5,366,417          12.2%
6600 Texas Commerce Tower
Houston, Texas 77002
Baker Hughes Incorporated(7)................................       3,186,047    1,250,000     4,436,047           9.8%
3900 Essex Lane, Suite 1200
Houston, Texas 77027
Kadoorie McAuley International Ltd.(8)......................       3,394,316            0     3,394,316           7.7%
23rd Floor, St. George's Building
2 Ice House Street, Central
Hong Kong
Actinium Holding Corporation(9).............................       3,254,967            0     3,254,967           7.4%
Nauru Trustee Corporation Building
Aiwo, Nauru
Franklin Resources, Inc.(10)................................       2,273,160            0     2,273,160           5.1%
777 Mariners Island Boulevard, 6th Floor
San Mateo, California 94404

_________________________

* Less than one percent.

(1) Includes 5,366,417 shares which are beneficially owned by DOS Partners, L.P. See footnote 6 below. The general partner of DOS Partners, L.P. is SCF Partners, L.P. and the general partner of SCF Partners, L.P. is L.E. Simmons & Associates, Incorporated, of which L.E. Simmons is the president, a director and sole stockholder. Also includes 4,200,000 shares and 2,533,000 warrants which are beneficially owned by SCF-III, L.P. See footnote 5 below. The general partner of SCF-III, L.P. is SCF-II, L.P. and the general partner of SCF-II, L.P. is L.E. Simmons & Associates, Incorporated. Also includes 1,999,999 shares which are beneficially owned by FGSI Partners, L.P. The general partner of FGSI Partners, L.P. is SCF Partners, L.P. and the general partner of SCF Partners, L.P. is L.E. Simmons & Associates, Incorporated. Mr. Simmons disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. Also includes 55,100 shares directly owned by Mr. Simmons and 6,000 shares subject to options exercisable by Mr. Simmons within 60 days of March 25, 1999.

(2) Includes 4,436,047 shares which are beneficially owned by Baker Hughes Incorporated. See footnote 7 below. Eric L. Mattson is the Vice President and Chief Financial Officer of Baker Hughes Incorporated and has the authority to exercise voting or investment power on behalf of Baker Hughes Incorporated with respect to all or part of these shares. Also includes 14,000 shares subject to options exercisable by Mr. Mattson within 60 days of March 25, 1999.

(3) Includes 774,953 shares beneficially owned by The Northwestern Mutual Life Insurance Company. Mr. Baier is Managing Director of Northwestern Investment Management Company and, as such, has shared voting and investment power with respect to the shares owned by The Northwestern Mutual Life Insurance Company. However, Mr. Baier disclaims beneficial ownership of these shares.

(4) Includes shares which may be deemed to be beneficially owned by Messrs. Simmons, Mattson and Baier. See footnotes (1), (2) and (3).

(5) According to Schedule 13D/A filed by SCF-III, L.P. dated May 2, 1996. Includes 2,533,000 shares that may be acquired upon exercise of warrants. See footnote (1).

(6) According to Schedule 13D/A filed by DOS Partners, L.P., dated May 2, 1996. See footnote (1).

(7) According to Schedule 13D/A filed by Baker Hughes Incorporated, dated April 25, 1996. Includes 1,250,000 shares which may be acquired upon exercise of certain warrants.

(8) According to Schedule 13D filed by Kadoorie McAuley International Ltd. ("KMIL"), dated May 1, 1996; KMIL and its affiliate, Kadoorie McAuley Holdings Ltd. ("KMHL"), and R.J. McAuley, who is deemed to control KMHL, may be deemed to share voting and dispositive power over these shares.

(9) According to Schedule 13D filed by Actinium Holding Corporation ("Actinium"), dated May 1, 1996; these shares are owned by private trust companies, as trustees of certain discretionary trusts for the benefit of the Kadoorie family. As a result of these trusts, Michael D. Kadoorie is deemed to control Actinium, and Actinium and Mr. Kadoorie may be deemed to share voting and dispositive power of these shares.

(10) According to Schedule 13G filed by Franklin Resources, Inc. ("FRI"), dated February 4, 1999; represents shares owned by investment companies or other managed accounts, which are advised by investment advisory subsidiaries of FRI. The investment advisory subsidiaries of FRI exercise voting and dispositive power over the securities owned by its advisory clients.


                       EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the names, ages and titles of the executive officers of the Company as of March 25, 1999.

          NAME                 AGE                              POSITION
          ----                 ---                              --------
John F. Lauletta                54      Director, President and Chief Executive Officer
Joseph C. Winkler               47      Executive Vice President, Chief Financial Officer and Treasurer
Martin I. Greenberg             59      Vice President--Controller, Assistant Secretary and Assistant Treasurer
James F. Maroney, III           48      Vice President--Secretary and General Counsel
Kenneth L. Nibling              48      Vice President--Human Resources and Administration
Haynes B. Smith, III            47      Vice President--Western Hemisphere Operations
Peter J. Stuart                 41      Vice President--Eastern Hemisphere Operations
Clay C. Williams                36      Vice President--Corporate Development

     Set forth below are descriptions of the backgrounds of the executive officers of the Company and their principal occupations for the past five years. For a description of the background of Mr. Lauletta, see "Proposal 1--Election of Directors." The Company is not aware of any family relationships between any of its executive officers.

     Joseph C. Winkler. Mr. Winkler has been Executive Vice President, Chief Financial Officer and Treasurer of the Company since April 1996. From 1993 to April 1996, Mr. Winkler served as the Chief Financial Officer of D.O.S., Ltd., a Bermuda corporation ("Drexel"). Prior to joining Drexel, he was Chief Financial Officer of Baker Hughes INTEQ and served in a similar role for various companies owned by Baker Hughes Incorporated ("BHI"), including Eastman/Teleco and Milpark Drilling Fluids. For ten years prior to joining BHI, Mr. Winkler held the position of Chief Financial Officer of an independent oil and gas producer after having spent several years with Arthur Young & Company.

     Martin I. Greenberg. Mr. Greenberg has been Vice President, Controller, Assistant Treasurer and Assistant Secretary of the Company since November 1991. From June 1991 to November 1991, Mr. Greenberg was Vice President-Finance and Controller of the Company. Mr. Greenberg served as Vice President-Controller and Assistant Secretary of the Company from July 1990 to June 1991. Mr. Greenberg was Assistant Controller of the Company's wholly owned subsidiary, Tuboscope Vetco International, Inc. ("TVI") from January 1974 to July 1990.

     James F. Maroney, III. Mr. Maroney has been Vice President of the Company since May 1991, Secretary of the Company since January 1991 and General Counsel of the Company since November 1989. Mr. Maroney was Assistant Secretary of the Company from December 1989 to January 1991. Mr. Maroney was Associate General Counsel and Head of Litigation for TransAmerican Natural Gas Corporation, a gas production company, from 1987 to 1989. From 1985 to 1987, Mr. Maroney was in a private law practice specializing in commercial litigation.

     Kenneth L. Nibling. Mr. Nibling has been Vice President-Human Resources and Administration of the Company since December 1991. From July 1988 to November 1991, Mr. Nibling was Director of Human Resources for Union Texas Petroleum Corp., an international exploration and production company. From January 1984 to July 1988, Mr. Nibling was Manager, Compensation and Employment for Louisiana Land and Exploration Company.

     Haynes B. Smith, III. Mr. Smith has been Vice President-Western Hemisphere Operations of the Company since February 1998 and of TVI since April 1996. From May 1991 to April 1996, Mr. Smith was Vice President and General Manager of Inspection Services of the Company. From 1989 to May 1991, Mr. Smith was Northeast Zone Manager of the Company. From June 1972 to 1989, Mr. Smith held various sales and managerial positions with the Company and AMF Tuboscope Inc.

     Peter J. Stuart. Mr. Stuart has been Vice President-Eastern Hemisphere Operations of the Company since February 1998 and of TVI since April 1996. Mr. Stuart has been Managing Director of Tuboscope (UK) Ltd. since January 1998 and of Tuboscope Vetco (UK) Ltd. since April 1996. From March 1992 to April 1996, Mr. Stuart was Managing Director of Drexel Equipment (UK) Ltd. From August 1985 to March 1992, Mr. Stuart was a Project Engineer, and latterly Operations Manager, for Drexel's operations in the United Kingdom. From August 1979 to July 1985, Mr. Stuart held engineering positions with Sparrows Offshore and Halliburton in the United Kingdom.

     Clay C. Williams. Mr. Williams has been Vice President-Corporate Development of the Company since February 1997. From April 1996 to February 1997, Mr. Williams was Director of Corporate Development of the Company. From March 1996 to April 1996, Mr. Williams was Director of Corporate Development of Drexel. Mr. Williams was an associate at SCF Partners from December 1993 to March 1996. From July 1992 to December 1993, Mr. Williams was a graduate student at the University of Texas business school. Mr. Williams was a senior petrophysical engineer for Shell Oil Company from 1985 to July 1992.

                            EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998 of those persons who were either (i) the chief executive officer of the Company,
(ii) one of the other four most highly compensated executive officers of the Company whose annual salary and bonuses exceeded $100,000 or (iii) up to two other executive officer who would have qualified under sections (i) or (ii) of this paragraph but for the fact that the individual was not serving as an executive officer of the Company at the end of the 1998 fiscal year (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION              LONG-TERM COMPENSATION AWARDS
                               ----------------------------------------  --------------------------------
                                                                                               SECURITIES      ALL OTHER
                                                                           RESTRICTED STOCK    UNDERLYING   ANNUAL COMPEN-
NAME AND PRINCIPAL POSITION    YEAR   SALARY(1)     BONUS     OTHER(2)        AWARDS(3)         OPTIONS        SATION(4)
-----------------------------  ----  -----------   --------  ---------   --------------------  ----------  -----------------
John F. Lauletta(5)            1998   $376,046     $      0  $     0            $  332,028         43,680         $11,783
   President and Chief         1997    306,558      352,700   94,272(6)          1,011,498         49,107           6,491
    Executive Officer          1996    164,014      206,250   76,649(7)                  0              0           1,103


Joseph C. Winkler(8)           1998    214,334            0        0                     0         19,814           6,150
  Executive Vice President,    1997    173,340      160,000        0               952,410         22,143           3,663
   Chief Financial Officer     1996     97,885       93,000        0                     0              0               0
   and Treasurer


Haynes B. Smith, III (9)       1998    189,863            0        0                     0         10,318           5,439
Vice President - Western
Hemisphere Operations

Clay C. Williams(10)           1998    170,558            0        0                     0         10,318           4,687
          Vice                 1997    138,165       95,880        0               503,474         11,429           2,935
          President-Corporate
          Development

James F. Maroney, III          1998    164,958            0        0                     0         10,318           4,738
          Vice President,      1997    141,458       93,000        0               419,045         11,429           2,994
          Secretary and        1996    127,292       72,800        0                     0         22,000           1,910
          General Counsel

______________________

(1) Includes amounts deferred by the Named Executive Officers under the Company's 401(k) Thrift Savings Plan and Non-qualified Deferred Compensation Plan.
(2) Includes (a) living, travel and other expense reimbursement, (b) the cost of Company-provided automobiles, (c) club dues reimbursement, and (d) the value of the interest-free aspect of any outstanding loan, but only if such payments to the Named Executive Officer exceed the lesser of $50,000 or 10% of the total annual salary and bonus of the Named Executive Officer.
(3) Awards shown represent the value of the Restricted Stock Units granted pursuant to the Company's Stock Ownership Program, employing the fair market value of Common Stock on the date of grant (i.e., June 30, 1997 of $19.875 and on January 2, 1998 of $23.00). The value of the shares of Common Stock underlying the unvested Restricted Stock Units as of December 31, 1998 were $477,718, $350,415, $216,702, $185,234 and $154,172 for
     Messrs. Lauletta, Winkler, Smith, Williams and Maroney, respectively, based on the closing sales price of the Common Stock ($8.125) on the New York Stock Exchange on December 31, 1998. Restrictions on the Restricted Stock Units generally lapse 10% per year for a period of ten years, subject to accelerated vesting in certain circumstances, and are subject to continued ownership of Common Stock in compliance with the Stock Ownership Program.
(4) Includes: (i) matching contributions by the Company under the Company's 401(k) Thrift Savings Plan in the 1998, 1997 and 1996 amounts of $1,764, $2,523 and $1,103, respectively, for Mr. Lauletta, $2,000, $3,663 and $0, respectively, for Mr. Winkler, and $4,535, $2,994 and $1,747, respectively, for

     Mr. Maroney, and in the 1998 and 1997 amounts of $4,687 and $2,935, respectively, for Mr. Williams, and in the 1998 amount of $3,295 for Mr. Smith; and (ii) matching contributions by the Company under the Company's Non-qualified Deferred Compensation Plan in the 1998, 1997 and 1996 amounts of $10,019, $3,968, and $0, respectively, for Mr. Lauletta, $4,150, $0 and $0, respectively, for Mr. Winkler, and $203, $0 and $163, respectively, for Mr. Maroney, and in the 1998 amount of $2,144 for Mr. Smith. Mr. Williams did not participate in the Deferred Compensation Plan in 1998 or 1997.
(5) Mr. Lauletta became the President and Chief Executive Officer of the Company on April 24, 1996, following the merger of Drexel into the Company (the "Drexel Merger").
(6) Includes $79,107 representing the fair market value on April 10, 1997 ($13.625) of 5,806 shares of Common Stock granted under the 1996 Equity Participation Plan.
(7) Includes $71,849 representing the fair market value on August 15, 1996 ($12.375) of 5,806 shares of Common Stock granted under the 1996 Equity Participation Plan.
(8) Mr. Winkler became the Executive Vice President, Chief Financial Officer and Treasurer of the Company on April 24, 1996, in connection with the Drexel Merger.
(9) Mr. Smith became an executive officer of the Company on February 19, 1998. Compensation shown includes compensation over the full 1998 fiscal year.
(10) Mr. Williams became an executive officer of the Company on February 6, 1997. Compensation shown includes compensation over the full 1997 fiscal year.

     The following table sets forth certain information with respect to grants of stock options during fiscal 1998 to the Named Executive Officers pursuant to the Company's 1996 Equity Participation Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                   PERCENTAGE                                       POTENTIAL
                                                    OF TOTAL                                   REALIZABLE VALUE AT
                                     NUMBER OF      OPTIONS                                      ASSUMED ANNUAL
                                    SECURITIES     GRANTED TO                                  RATES OF STOCK PRICE
                                    UNDERLYING     EMPLOYEES       EXERCISE                        APPRECIATION
                                     OPTIONS       IN FISCAL    OR BASE PRICE   EXPIRATION      FOR OPTION TERM(2)
                                                                                              ---------------------
NAME                                GRANTED(1)        YEAR       (PER SHARE)       DATE          5%          10%
----                                ----------     ----------   -------------   ----------    --------   ----------
John F. Lauletta..................      43,680           13.9%       $20.1875      1-28-08    $554,408   $1,405,295
Joseph C. Winkler.................      19,814            6.3         20.1875      1-28-08     251,489      637,466
Haynes B. Smith, III..............      10,318            3.3         20.1875      1-28-08     130,961      331,956
Clay C. Williams..................      10,318            3.3         20.1875      1-28-08     130,961      331,956
James F. Maroney, III.............      10,318            3.3         20.1875      1-28-08     130,961      331,956

(1) Options granted become exercisable in three equal annual installments beginning on the first anniversary of the date of the grant. Options are granted for a term of ten years, subject to earlier termination in certain events. The exercise price is equal to the closing price of the Common Stock on the New York Stock Exchange on the date of the grant. The Compensation Committee retains discretion, subject to certain restrictions, to modify the terms of outstanding options and to reprice outstanding options.

(2) Assumes annual rates of stock price appreciation for illustrative purposes only. Actual stock prices will vary from time to time based upon market factors and the Company's financial performance. No assurance can be given that such rates will be achieved.

     The following table sets forth certain information with respect to options exercised during fiscal 1998 and exercisable and unexercisable options held by the Named Executive Officers as of December 31, 1998.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE

                                                                   NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                  SHARES                          UNDERLYING UNEXERCISED           IN-THE-MONEY
                                ACQUIRED ON        VALUE                OPTIONS AT                  OPTIONS AT
                                  EXERCISE       REALIZED(1)         FISCAL YEAR END            FISCAL YEAR END(2)
                               -------------   --------------  ---------------------------- ----------------------------
                                                                Exercisable  Unexercisable   Exercisable  Unexercisable
                                                                -----------  -------------   -----------  -------------
John F. Lauletta.............        10,360        $217,508         130,340         99,644      $518,863       $101,149
Joseph C. Winkler............             0               0          61,572         50,060       246,225         67,433
Haynes B. Smith, III.........             0               0          15,919         25,598        23,101         15,545
Clay C. Williams.............             0               0           3,809         37,938             0              0
James F. Maroney, III........        23,600         287,050          47,859         17,938        76,256              0

(1) Determined by calculating the spread between the market value of the Common Stock on the date of exercise and the exercise price of the options.

(2) Based on the closing sales price of the Common Stock ($8.125) on the New York Stock Exchange on December 31, 1998, minus the exercise price of the option, multiplied by the number of shares to which the option relates.


MANAGEMENT AGREEMENTS

     Severance Agreements. In June 1997, the Company adopted two severance programs in order to provide financial security to its Senior Management Team and to match similar plans adopted by competitors in the Company's industry. These plans are designed to retain and to motivate key employees of the Company. One of the severance plans pertains to involuntary terminations (the "Standard Severance Plan") and the other severance plan pertains to terminations following a change of control (the "Change of Control Severance Plan"). The Chief Executive Officer, all of the Named Executive Officers and other members of the Company's Senior Management Team (currently numbering a total of 10) are eligible for participation in the Standard Severance Plan and the Change of Control Severance Plan.

     . Standard Severance Plan. The Standard Severance Plan provides eligible participants with continued compensation and benefits following involuntary termination without "cause", as defined in the Standard Severance Plan. Upon such an involuntary termination, Mr. Lauletta is entitled to receive two full years of his salary, Mr. Winkler is entitled to receive one and a half years of his salary and Messrs. Smith, Williams and Maroney (and all other eligible participants) are entitled to receive one full year of salary, payable on a regular payroll basis following such termination. In the event a participant is re-employed during the severance pay-out period at a salary greater than or equal to what the participant had received at the Company, the participant would receive 50% of full severance pay for the remainder of the severance pay-out period. If the participant is re-employed during the severance pay-out period at a salary less than what was received at the Company, the participant would receive the difference in actual salary for the remainder of the severance pay-out period, plus 50% of the aggregate severance pay remaining that would have been paid throughout the severance pay-out period. In addition to salary, Mr. Lauletta and Mr. Winkler would be eligible to receive a full annual bonus in the year of a qualifying involuntary termination, while all other participants would be eligible to receive an annual bonus pro-rated to the date of involuntary termination. All participants would also be eligible to receive a Value Plan award through the date of termination and all Restricted Stock Units would become 100% vested. See "Compensation Committee Report on Executive Compensation."

     . Change of Control Severance Plan. The Change of Control Severance Plan provides income protection for eligible employees in the event of a material and adverse change in the terms and conditions of employment ("Good Reason") resulting in termination of employment by the participant or by the Company within two years following a Change of Control of the Company. A "Good Reason" includes a material reduction in compensation or authority, relocation to an office more than 50 miles away, or a change in management personnel, ownership or control, which the participant in good faith determines has detrimentally and materially affected the terms and conditions of his employment. In the event of a qualifying termination following a Change of Control, Mr. Lauletta would receive three full years of salary, Mr. Winkler would receive two full years of salary and Messrs. Smith, Williams and Maroney (and all other participants) would receive one and a half years of salary, all regardless of whether the participant is re-employed. In addition, upon a qualifying termination an eligible participant is entitled to a full annual bonus for each year of the pay-out period and all long term incentive compensation holdings (restricted stock awards, non-qualified retirement benefits and 401(k) Plan and Non-qualified Deferred Compensation Plan holdings) become 100% vested upon such qualifying termination. Outstanding stock options become immediately vested upon a Change of Control. If the exercise price of an option is less than the fair market value of the Common Stock on the date of a qualifying termination, then the participant has up to 24 months after the date of the qualifying termination to exercise such option; if the exercise price of an option is greater than the fair market value, then the participant may exercise the option up to 24 months after the last day of a thirty-day trading period following the qualifying termination during which the average closing market price of the Common Stock is at least equal to the exercise price. Lastly, the Company reimburses the eligible executives for tax obligations with respect to certain payments made to the executive pursuant to the Change of Control Severance Plan to the extent that such payments are subject to an excise or other special additional tax that would not have been imposed absent such payments.

     In addition to the foregoing, a participant would receive upon a qualifying termination under each of the plans, full medical, dental and automobile benefits throughout the pay-out period and outplacement services of up to 15% of base salary. The Standard Severance Plan and Change of Control Severance Plan are effective as of June 25, 1997, are specified in separate agreements with each eligible participant and replace all previous severance and change of control arrangements.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of your Board of Directors is pleased to present its annual report which is intended to update stockholders on the development of the Company's executive compensation program. This report summarizes the responsibilities of the Committee, the compensation policy and objectives that guide the development and administration of the executive compensation program, each component of the program, and the basis on which the compensation for the chief executive officer, corporate officers and other key executives was determined for the calendar year ended December 31, 1998.

     During the 1998 fiscal year, the Committee was comprised of the following Board Members: Eric L. Mattson, Chair, L.E. Simmons and Jeffery A. Smisek. The Committee's responsibilities are to oversee the development and administration of the total compensation program for corporate officers and key executives, and administer the executive incentive and stock plans. During the year, the Committee met three times (including actions by unanimous written consent). In June 1997, the Committee retained J.E. Stone & Associates, an executive compensation and benefits consulting firm, to undertake a comprehensive review and restructuring of the executive compensation program following the merger of the Company and Drexel. Throughout 1997 and 1998, the Committee implemented the various recommendations of J.E. Stone & Associates concerning the total compensation packages awarded to the Company's executives and management.

EXECUTIVE COMPENSATION PHILOSOPHY

     In designing its compensation programs, the Company follows its belief that compensation should reflect the value created for stockholders while supporting the business strategies and long-range plans of the Company and the markets the Company serves. The Committee reviews and determines the compensation of the executive officers of the Company based on a compensation program that reflects the following themes:

     . A compensation program that stresses the Company's annual financial performance and increase in value.

     . A compensation program that strengthens the relationship between pay and performance by providing variable, at-risk compensation based on predetermined objective performance measures.

     . A compensation program that will attract, motivate and retain high quality employees who will enable the Company to achieve its strategic and financial performance goals.

     . An annual incentive plan that supports a performance-oriented environment with superior performance resulting in total annual compensation above competitive levels.

     . A long-term incentive plan that is designed to require executive officers and certain senior management to own significant portions of the Company's stock and reward executive officers for the long-term strategic management of the Company and the enhancement of stockholder value.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, currently imposes a $1 million limitation on the deductibility of certain compensation paid to the Company's five highest paid executives. Excluded from the limitation is compensation that is "performance based." For compensation to be performance based, it must meet certain criteria, including being based on predetermined objective standards approved by stockholders. The Committee intends to design the Company's compensation to conform to Section 162(m) of the Code and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments which qualify as "performance based." The Company may, however, pay compensation which is not deductible when sound management of the Company so requires. Any cash compensation payable under the Company's Annual Incentive Compensation Plan or the Value Plan currently does not qualify as "performance based compensation" as defined by Section 162(m) of the Code.

EXECUTIVE COMPENSATION COMPONENTS

     On an annual basis the Committee, in conjunction with executive management, assesses the effectiveness of the overall program and compares the compensation levels of its executives and the performance of the Company to the compensation received by executives and the performance of similar companies. For 1998, the primary market comparisons were made to a broad group of oilfield manufacturing and service companies, adjusted for size and job responsibilities. Data sources include industry survey groups, national survey databases, proxy disclosures and general trend data which are updated annually.

     The following is a discussion of the principal components of the executive compensation program for fiscal 1998, each of which is intended to serve the Company's overall compensation philosophy.

     Base Salary. The base salary program targets the median of the primary comparison group. Each executive's salary is reviewed individually on an annual basis. Salary adjustments are based on the individual's experience and background, performance during the prior year, the general movement of salaries in the marketplace, and the Company's financial position. Due to these factors, an executive's base salary may be above or below the primary comparison group median at any point in time. Overall, the base salaries of the corporate officers and key executives established in 1998 were set at the 55th percentile of the primary comparison group.

     Performance Incentive Compensation. The Committee administers management incentive plans for executive officers, general managers, operations and sales managers and sales representatives. The goal of the management incentive plans is to reward participants in proportion to the performance of the Company and/or the business unit/region for which they have direct impact. Each of the plans reward participants according to predetermined objective performance standards.

     . Annual Incentive Compensation Plan. The Company's Annual Incentive Compensation Plan (which was adopted by the Committee in 1997) rewards eligible employees for achievement of objective measurable financial performance of the Company as a whole, and, in certain circumstances, on a business unit or regional or divisional basis. The Annual Incentive Compensation Plan is available to executive officers and Senior Management Team members. The level of award is a variable of the targeted performance of the Company or business or regional unit compared to the actual performance of the Company or business or regional unit. The performance measurements for 1998 were the Company's earnings per share, and the business unit or regional pretax profit margins, with the exact performance measurement specifically tailored to the level of eligible employee. For corporate employees, the measure of corporate performance was solely earnings per share. For business unit and regional employees, the performance measures also included business unit and/or regional pretax profit margin. The resulting performance incentive award is a percentage of the participant's base salary, depending on the level of employee and how close to target the Company, unit or division performed. The retrenchment in the oil industry and the low price of crude oil has led to less than expected financial performance by the Company. Due to the Company's failure to meet targeted financial performance, no member of the Senior Management Team earned an award for 1998 performance under the Annual Incentive Compensation Plan.

     . Intermediate Term Value Plan for Senior Management. The Company's Value Plan (adopted in 1997) is an incentive award program based on the intermediate term performance of the Company. This program is designed to encourage and reward sustained growth of profits over the intermediate term that are reflected in stockholder returns. Members of the Senior Management Team (currently totaling 10 members) are eligible for awards under the Value Plan, with an opportunity to earn up to 1.25 times base salary at the beginning of the performance period. The initial performance period commenced January 1, 1997 and will end on December 31, 1999, and new three-year performance periods commence each January 1 thereafter. The amount of the performance award is determined at the end of the three year performance period based on the Company's actual three year cumulative earnings per share compared to targeted cumulative earnings per share and the Company's total stockholder return ranking as compared to the peer companies stockholder return during the performance period.

          The initial peer group of companies used for comparison of stockholder return includes five comparable oil service companies of similar size.

     Long Term Incentive Compensation. The primary purpose of the Company's long-term incentive compensation is to encourage and facilitate personal stock ownership by the executive officers and thus strengthen their personal commitments to the Company and provide a longer-term perspective in their managerial responsibilities. This component of an executive officer's compensation directly links the officer's interests with those of the Company's other stockholders. In addition, long-term incentives encourage management to focus on the long-term development and prosperity of the Company in addition to annual operating profits. The Company's primary forms of long term incentive compensation are stock options and the Stock Ownership Program.

     . Stock Option Awards. The goal of the stock option program is to provide a compensation program that is competitive within the industry while directly linking a significant portion of the executive's compensation to the enhancement of stockholder value. The ultimate value of any stock option is based solely on the increase in value of the shares over the grant price. Accordingly, stock options have value only if the stock price appreciates from the date of grant. This at-risk component of compensation focuses executives on the creation of stockholder value over the long-term and encourages equity ownership in the Company. The Company grants stock options to its key executives based on competitive multiples of the optionee's base salary. Senior executives typically receive a higher multiple and, as a result, have a greater portion of their total compensation linked to increases in stockholder value. In determining the appropriate grant multiples, the Company compares itself to publicly traded oilfield manufacturing and service companies of comparable size and targets awards between the market median and 75th percentile. Senior executives and managers are eligible to receive stock options annually with other key managers becoming eligible on a discretionary basis. Eligibility for an award does not ensure receipt of a stock option award. Options are granted at the then current market price and generally vest over a three year period with one-third of the options granted vesting each year.

     . Officer Stock Ownership Requirements. In 1997, the Committee established a Stock Ownership Program, pursuant to which members of the Company's Senior Management Team are required to achieve and maintain specific levels of ownership of the Company's Common Stock. The Committee adopted minimum ownership goals equal to 300% of base salary for the Chief Executive Officer, 200% of base salary for the Executive Vice President, and 100% of base salary for all other members of the Senior Management Team. Currently all 10 members of the Senior Management Team participate in the program. All goals must be achieved by December 31, 1999. Participants were given the option of choosing between achieving the minimum ownership goal or a higher target ownership goal with a matching award by the Company. The targeted goals were 500%, 400% and 300% of base salary for the Chief Executive Officer, Executive Vice President and other participants, respectively. All members of the Senior Management Team elected to achieve the higher ownership goal. Those participants who chose the higher target ownership goal received a matching award from the Company of Restricted Stock Units in an amount equal to the shares of Common Stock owned by such participant as of such date, but not to exceed 100% of the target ownership goal. As a result, the Company issued an aggregate of 327,891 Restricted Stock Units on June 30, 1997 and 14,436 Restricted Stock Units on January 2, 1998, under the Company's 1996 Equity Participation Plan. The restrictions on the Restricted Stock Units lapse 10% on each June 30th, commencing June 30, 1998, for ten years, subject to acceleration in certain events, and require that the employee maintain ownership of shares of Common Stock in an amount equal to the number of Restricted Stock Units granted.

     Compensation of the Chief Executive Officer. The Chief Executive Officer, Mr. John Lauletta, participates in the executive compensation programs described in this report. Mr. Lauletta's base salary was increased from $352,700 to $370,000, effective as of July 1, 1998. Mr. Lauletta's salary was based on the factors discussed above in "Base Salary," including a review of market pay trends and his efforts following the merger between the Company and Drexel. Mr. Lauletta did not receive an Annual Incentive Compensation Plan award for 1998.

During 1998, Mr. Lauletta received a grant under the 1996 Equity Participation Plan of 43,680 stock options, pursuant to pre-established guidelines based on multiples of his base salary.

     Recent Developments. In January 1999, the Committee discussed that the retrenchment in the oil industry and the low price of crude oil has led to less than expected financial performance by the Company and a significant decrease in value of long-term incentives for the Senior Management Team. Due to the Company's failure to meet targeted financial performance no member of the Senior Management Team earned an annual bonus for 1998 and, in addition, the Committee decided against giving any salary increases at this time. In order to reward individual performance of the members of the Senior Management Team and to provide further incentives to enhance stockholder value, on January 27, 1999, the Committee granted stock options to each member of the Senior Management Team at three times the normal annual grant level for 1999. The Committee intended that these 1999 stock options are to be granted in lieu of normal (based on multiples of salary) annual stock option grants to members of the Senior Management Team in 1999, 2000 and 2001. The 1999 stock options' vesting schedule is that which would apply as if the grants were made over a three year period (i.e. 1999, 2000, 2001).

     In January 1999, the Committee adopted amendments to the 1996 Equity Participation Plan to increase the number of shares available for issuance under the plan and to increase the maximum annual award limit, required by Section 162(m) of the Code, per plan participant. The January 27, 1999 stock option grants are subject to the Company obtaining stockholder approval of those amendments at the Meeting. See "Proposal 2--Approval of the Amended 1996 Equity Participation Plan."


                                         Eric L. Mattson
                                         L. E. Simmons
                                         Jeffery A. Smisek


Date:  January 29, 1999


     The above report of the Compensation Committee will not be deemed to be incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates same by reference.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 1998, the Compensation Committee, which is responsible for the compensation policies of the Company with respect to its executive officers, was comprised of Messrs. Mattson, Simmons and Smisek, none of whom are an employee or officer of the Company.

     During 1998, the Company sold goods and services in the aggregate amount of approximately $1.8 million to Conemsco, Inc. representing approximately 0.3% of total sales of the Company during 1998. SCF III, L.P. indirectly owns approximately 77% of Conemsco, Inc. and, as of March 25, 1999, owned approximately 14.4% of the Company's Common Stock. L.E. Simmons, a director of the Company, may be deemed to beneficially own the securities held by SCF III, L.P. See "Voting Securities and Principal Holders Thereof."

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in the cumulative total stockholder return on the Common Stock against the cumulative total return of a peer index of 75 oil service companies prepared by Simmons & Company International, an independent third party (the "SCI Upstream Index"), and the Standard & Poor's 500 Stock Index, each for the period from December 31, 1993 to December 31, 1998.

              [STOCKHOLDER RETURN PERFORMANCE GRAPH APPEARS HERE]


  MEASUREMENT                           SCI UPSTREAM    COMPANY COMMON
     PERIOD              S&P 500            INDEX            STOCK
   12/31/93                100.0            100.0            100.0
    6/30/94                 95.2            112.6            110.2
   12/31/94                 98.5            105.5             98.0
    6/30/95                116.8            129.0            104.1
   12/31/95                132.0            164.3             92.9
    6/30/96                143.8            203.2            181.6
   12/31/96                158.8            261.5            253.1
    6/30/97                189.8            326.4            324.5
   12/31/97                208.0            395.1            392.9
    6/30/98                243.1            311.5            322.4
   12/31/98                263.5            169.4            132.7


* Assumes $100 invested in the Common Stock of the Company, the SCI Upstream Index and the Standard & Poor's 500 Stock Index on December 31, 1993 and the reinvestment of any and all dividends.





                             CERTAIN TRANSACTIONS

LOANS TO EXECUTIVE OFFICERS

     In 1997, the Company adopted a Stock Ownership Program which established minimum and target Common Stock ownership levels for members of the Senior Management Team. In order to facilitate compliance with the Stock Ownership Program, the Company offered interest free loans to eligible participants to be used by such participants to purchase Common Stock on the open market. Each of the loans issued by the Company pursuant to the Stock Ownership Program bore no interest and had a term which expired on January 31, 1998.

     Each of John F. Lauletta, Joseph C. Winkler, Haynes B. Smith, James F. Maroney, III and Kenneth L. Nibling, executive officers of the Company, participated in this loan program. The maximum outstanding loan balances of Messrs. Lauletta, Winkler, Smith, Maroney and Nibling during 1998 were $96,164, $112,909, $50,039, $193,279 and $193,279, respectively. All outstanding amounts under these loans have been paid in full.

PRODUCT SALES TO BHI

     During 1998, the Company, primarily through its Hydra Rig division, a subsidiary of TVI, sold goods and services in the aggregate amount of approximately $1.2 million to BHI, the employer of Mr. Mattson, a director of the Company. Mr. Mattson is the Senior Vice President and Chief Financial Officer of BHI. As of March 25, 1999, BHI beneficially owned approximately 9.8% of the Company's Common Stock. The Company's sales of goods and services to BHI represented approximately 0.2% of total sales of the Company during 1998.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Commission and the New York Stock Exchange. Such persons are required by regulations promulgated by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on its review of copies of such reports received by the Company or written representations from certain reporting persons that no other reports were required, during the year ended December 31, 1998, all of the Company's directors and executive officers and persons who own more than 10% of the Common Stock have complied with the reporting requirements of Section 16(a).

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS
                             ---------------------

GENERAL

     It is the intention of the persons named in the enclosed form of proxy, unless otherwise instructed, to vote duly executed proxies for the election of each nominee for director listed below. Pursuant to the Company's Bylaws, directors will be elected by a plurality of the votes duly cast at the Meeting. Directors are elected at each Annual Meeting of Stockholders and hold office until their successors are duly elected and qualified at the next Annual Meeting of Stockholders. The Company does not anticipate that any of the nominees will become unavailable to serve for any reason, but if that should occur before the Meeting, proxies will be voted for another nominee or nominees to be selected by the Board of Directors. The Company's Certificate of Incorporation requires that there be a minimum of one and a maximum of ten members of the Board of Directors. The authorized number of directors, as established by a majority of the Board of Directors, is currently fixed at six.

     Set forth below are the names and descriptions of the backgrounds of the nominees for election as directors of the Company. Each of the Company's nominees for election to the Board of Directors currently serves as a director of the Company and was elected to his present term of office pursuant to the Bylaws of the Company or was appointed by the Board of Directors. Each nominee first became a director of the Company in the year set forth below and has continually served as a director of the Company since then.

     The directors of the Company are as follows:

                      NAME                    AGE
                      ----                    ---
                 L.E. Simmons                  52
                 John F. Lauletta              54
                 Jerome R. Baier               46
                 Eric L. Mattson               47
                 Douglas E. Swanson            60
                 Jeffery A. Smisek             44

     L.E. Simmons. Mr. Simmons has been a director and Chairman of the Board of the Company since April 1996. Mr. Simmons has for more than five years served as President and a director of L.E. Simmons & Associates, Incorporated, which, through an affiliate, manages private institutional investment partnerships.
Mr. Simmons also serves as a director of Zions Bancorporation and CE Franklin
Ltd.

     John F. Lauletta. Mr. Lauletta has been the President and Chief Executive Officer and a director of the Company since April 1996. From 1993 to April 1996, Mr. Lauletta was the President and Chief Executive Officer of Drexel.
From 1973 until 1993, Mr. Lauletta was with BHI, holding several executive positions, including President of Exlog/TOTCO, President of Milpark Drilling
Fluids and Vice President of Baker Hughes INTEQ.   Mr. Lauletta also serves as a
director of Pool Energy Services Co.

     Jerome R. Baier. Mr. Baier has been a director of the Company since 1988. Mr. Baier is and has been a Managing Director of Northwestern Investment Management Company since January 1998. From October 1996 to December 1997, Mr. Baier was Vice President-Securities of Northwestern Mutual Life Insurance Company ("Northwestern"). From October 1989 to October 1996, Mr. Baier was Director--Securities of Northwestern. For more than five years prior to October 1989, Mr. Baier was Associate Director-Securities of Northwestern.

     Eric L. Mattson. Mr. Mattson has been a director of the Company since January 1994. Mr. Mattson is and has been Senior Vice President and Chief Financial Officer of BHI since July 1993. For more than five years prior to 1993, Mr. Mattson was Vice President and Treasurer of BHI. Mr. Mattson also serves as a director of Rental Service Corporation.

     Douglas E. Swanson. Mr. Swanson has been a director of the Company since October 1997. Mr. Swanson is and has been the President, Chief Executive Officer and Chairman of the Board of Cliffs Drilling Company since 1992. From 1978 to 1992, Mr. Swanson was an Executive Vice President of Cliffs Drilling Company.

     Jeffery A. Smisek. Mr. Smisek has been a director of the Company since February 1998. Mr. Smisek has been Executive Vice President, General Counsel and Secretary of Continental Airlines since November 1996, and was previously Senior Vice President, General Counsel and Secretary of Continental Airlines. Prior to joining Continental Airlines in 1995, Mr. Smisek was a partner of Vinson & Elkins L.L.P., a law firm, for more than five years.

     The Company is not aware of any family relationships between any of the foregoing nominees for director or between any nominee and any executive officer. The Certificate of Incorporation and Bylaws of the Company contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware.

AGREEMENT WITH BHI

     In connection with the Company's acquisition from BHI of substantially all of the foreign operations of Baker Hughes Tubular Services, Inc. ("Vetco Services"), BHI has agreed that so long as it is the beneficial owner of the shares of Common Stock acquired in connection with the Vetco Services acquisition it will not (i) acquire, offer to acquire, or agree to acquire any shares of Common Stock (or rights to acquire Common Stock), which would increase its percentage ownership of the outstanding Common Stock to that greater than its percentage ownership immediately following the acquisition, (ii) make or participate in any solicitation of proxies to vote any of the Company's voting securities or (iii) form, join in, or participate in a voting group with respect to any of the Company's voting securities. Notwithstanding the foregoing and subject to the provisions of the Company's Certificate of Incorporation, if, during the term of the standstill, BHI beneficially owns restricted securities issued as part of the Vetco Services acquisition which represent more than 5% of the Company's outstanding Common Stock and BHI derives no greater than $2,000,000 of revenue from its businesses in direct competition with the Company, then, at BHI's request, the Company shall nominate at BHI's direction one person to the Company's Board of Directors. In January 1994, BHI made such request and Eric L. Mattson was appointed to the Company's Board of Directors at that time and is a nominee for re-election to the Board of Directors by the stockholders.

MEETINGS AND COMMITTEES

     The Board of Directors held eight meetings (including those held by written consent) during the fiscal year ended December 31, 1998. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during such period (and for which he served as a director) and the total number of meetings held during such period by all committees of the Board of Directors on which that director served.

     The Company currently has standing Audit, Executive and Compensation Committees but has not established a Nominating Committee. The Audit Committee is comprised of Jerome R. Baier and Douglas E. Swanson. The Audit Committee met three times during the fiscal year ended December 31, 1998. The Audit Committee's responsibilities include recommending the selection of the Company's independent auditors to the Board of Directors, reviewing the (i) scope and results of the audit engagement with the independent auditors and management,
(ii) adequacy of the Company's internal accounting control procedures, (iii) independence of the independent auditors and (iv) range of audit and non-audit fees charged by the independent auditors.

     The Compensation Committee is comprised of Eric L. Mattson, Jeffery A. Smisek and L.E. Simmons. The Compensation Committee met three times (including those held by written consent) during the fiscal year ended December 31, 1998. The Compensation Committee's responsibilities include reviewing and approving the compensation of the Company's directors, officers and employees and performing other related functions upon request of the Board of Directors.

     The Executive Committee is comprised of L.E. Simmons, John F. Lauletta and Eric L. Mattson. The Executive Committee met one time during the fiscal year ended December 31, 1998. The Executive Committee is a general advisory committee which reviews ongoing operations of the Company and performs other functions at the request of the Board of Directors.

BOARD COMPENSATION AND BENEFITS

     Each of the directors of the Company who is neither an employee nor otherwise subject to an agreement to provide services to the Company (a "Qualified Director") is entitled to receive $15,000 per year as compensation for membership on the Board of Directors, plus $1,500 for each attended regular and special meeting of the Board of Directors. In addition, if a Qualified Director is a member of a standing committee, he is entitled to receive an attendance fee of $1,000 for each committee meeting attended in person and $500 for each committee meeting attended telephonically.

     Under the terms of the 1996 Equity Participation Plan of the Company, each director of the Company who was not then an employee of the Company was automatically granted an initial option to purchase 4,000 shares of the Common Stock on April 24, 1996. Each non-employee director who is first appointed or elected to the Board after April 24, 1996 is automatically granted an initial option to purchase 4,000 shares of Common Stock on the date of such appointment or election to the Board of Directors. In addition, each non-employee director of the Company is granted automatically options to purchase an additional 4,000 shares on the date of each Annual Meeting of Stockholders following the initial grant during which such person continues as a non-employee director of the Company. All options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant, and vest 25% per year beginning on the first anniversary of the date of the grant. On May 8, 1998, Messrs. Baier, Mattson, Simmons, Smisek and Swanson were each granted options to purchase 4,000 shares of Common Stock at an exercise price of $25.625 per share.

VOTE AND RECOMMENDATION

     Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Meeting. Abstentions or broker non-votes as to the election of directors will not be treated as votes cast or shares entitled to vote with respect to such election and, thus, will not affect the election of the nominees receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the six nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD.

                                  PROPOSAL 2

            APPROVAL OF THE AMENDED 1996 EQUITY PARTICIPATION PLAN
            ------------------------------------------------------

     The stockholders are asked to approve an amendment to the Company's 1996 Equity Participation Plan (the "Plan"), which, in part: (i) increases the number of shares available for issuance thereunder from 1,200,000 shares to 3,450,000 shares; and (ii) increases the maximum annual Award Limit required by Section 162(m) of the Code, from 100,000 to 400,000 shares. The Plan was also amended to delete certain provisions no longer required due to recent changes to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended and to make certain other changes not requiring stockholder approval.

     The Plan was originally adopted by the Board of Directors in February 1996 and was approved by the stockholders on April 24, 1996. On January 13, 1999, the Compensation Committee in charge of administering the Plan approved the above-described amendments to the Plan, and the restatement of the Plan incorporating the same. On February 23, 1999, the Board of Directors ratified the action of the Compensation Committee. The Plan, as amended and restated (the "Amended Plan"), is attached hereto as Exhibit A.

     The Company's Board of Directors recommends to its stockholders that they approve the proposed amendments to the Plan.

PROPOSED AMENDMENTS

     Under the Plan, not more than 1,200,000 shares of Common Stock (or their equivalent in other equity securities) are authorized for issuance upon exercise of options, stock appreciation rights ("SARs"), and other awards, or upon vesting of restricted or deferred stock awards. As of January 1, 1999, there were only approximately 172,129 shares available for issuance under the Plan. Over the past few years, the Company has encouraged participation in the Plan in order to improve the Company's financial performance by aligning more employees with the interests of the stockholders. As a result, the number of shares originally reserved under the Plan is insufficient to serve the life of the Plan. Thus, the Compensation Committee and the Board adopted an amendment to the Plan, increasing the number of shares available for issuance thereunder from 1,200,000 to 3,450,000, an increase of 2,250,000 shares. When combined with all outstanding options under the Plan and previous plans of the Company, the aggregate number of shares issuable upon exercise of currently outstanding options and options that may be granted in the future under the Amended Plan is approximately 4.2 million, or approximately 9.5% of the outstanding shares of Common Stock of the Company. The size of the proposed share increase under the Plan was based, in part, on the expected needs of the Company in the future, the growth stage of the Company, and the competitive practices of companies in the oilfield services industry and the practices of other mid-size companies.

     The Compensation Committee has adopted a policy to make annual stock option grants to the Company's employees pursuant to the Plan on the last Wednesday of each January. In order to make the stock option grants in January 1999 and to avoid a potentially adverse accounting treatment for stock options granted prior to obtaining stockholder approval, stockholders representing a majority of the outstanding Common Stock entered into a voting agreement on January 13, 1999 pursuant to which each such stockholder agreed to approve the Amended Plan at the Meeting.

     The Company grants awards under the Plan to its key executives based on competitive multiples of base salary. These multiples were based on an extensive study of the compensation practices of other companies in the oilfield services industry and other similarly-situated companies. Senior executives, whose decisions directly affect the performance of the Company and stockholder value, typically receive a higher percentage of their compensation in the form of awards granted under the Plan. In order to grant greater percentages of the senior executives' annual compensation in the form of awards granted under the Plan and to accommodate fluctuations in the market price of the Company's stock, the Company recommends that the stockholders approve the proposed Plan amendments to not only increase the number of shares available for issuance under the Plan, but to also increase the maximum number of shares which may be subject to options, rights or other awards granted under the Plan to any individual in any calendar year, for purposes of Section 162(m) of the Code, from 100,000 to 400,000 shares.

     Section 162(m) of the Code generally disallows a public company's tax deduction in excess of $1 million for compensation to its chief executive officer and the four other most highly compensated executive officers, unless such compensation satisfies an exception to this deduction limitation. Under Treasury Regulations, compensation attributable to a stock option is excepted when, in part, the plan states the maximum number of shares with respect to which options may be granted during a specified period to any employee. The proposed amendment to the Plan provides a means for the grant of stock options consistent with the companies competitive policies, while preserving the Company's tax deduction with respect to the payment thereof.

     Since adoption of the Plan, the Securities and Exchange Commission modified Rule 16b-3, in part, to delete certain timing restrictions concerning the exercise of SARs, cashless exercises, and certain plan amendments, and to give the Board the authority to administer plans as to grants to directors. Conforming changes were made to the Plan.

     The Board of Directors believes that it is in the best interests of the Company and its stockholders to approve the amendments to the Plan because it will assist the Company in attracting and retaining experienced and capable persons who can make significant contributions to the further growth and success of the Company. Moreover, the Board of Directors believes that offering the employees of the Company and its subsidiaries the opportunity to become owners of capital stock of the Company will help to further identify their interests with those of the Company's stockholders generally.

DESCRIPTION OF THE AMENDED PLAN

     The principal purposes of the Plan are to provide incentives for officers, key employees and consultants of the Company and its subsidiaries through granting of options, restricted stock and other awards, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ. In addition to grants and awards made to officers, employees and consultants, the Plan provides for automatic annual grants to non-employee directors of the Company.

     The principal features of the Amended Plan are summarized below, but the summary is qualified by reference to the Amended Plan itself, a copy of which is attached hereto as Exhibit A. The company strongly recommends stockholders to carefully read the Amended Plan.

SHARES ISSUABLE UNDER THE AMENDED PLAN

     The 3,450,000 shares available under the Amended Plan upon exercise of stock options, SARs and other awards, and for issuance as restricted or deferred stock, may be either previously unissued shares or treasury shares, and may be equity securities of the Company other than Common Stock. The Amended Plan provides for appropriate adjustments in the number and kind of shares subject to the Amended Plan and to outstanding grants thereunder in the event of a stock split, stock dividend or certain other types of recapitalizations, including restructuring.

     The maximum number of shares which may be subject to options, rights or other awards granted under the Amended Plan to any individual in any calendar year may not exceed 400,000 shares.

     If any portion of a stock option, SAR or other award expires, lapses or is cancelled without being fully exercised, the shares which were subject to the unexercised portion of such option, SAR or other award, will continue to be available for issuance under the Amended Plan. Shares of Common Stock which are delivered by a participant or withheld by the Company upon exercise of any Option or other award in payment of the exercise price thereof or tax withholding thereon, and any restricted stock that is forfeited or repurchased by the Company, may be optioned, granted or awarded under the Amended Plan, subject to the 3,450,000 aggregate share limitation.

ADMINISTRATION

     The Amended Plan is administered by the Compensation Committee or a subcommittee of the Board (for purposes of this section, the "Committee"), consisting of at least two members of the Board of Directors, each qualifying as "non-employee directors" for purposes of Rule 16b-3 and as "outside directors" for purposes of Code Section 162(m). The Committee is authorized to select from among the eligible employees and consultants the individuals to whom options, SARs, restricted stock purchase rights and other awards are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof, consistent with the Amended Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Amended Plan.

PAYMENT FOR SHARES

     The exercise or purchase price for all options, SARs, restricted stock and other rights to acquire Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee, be paid in whole or in part in Common Stock owned by the optionee (or issuable upon exercise of the option) and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares so to be purchased. The Committee may also provide, in the terms of an option or other right, that the purchase price may be payable within thirty days after the date of exercise. The Committee may also authorize other lawful consideration to be applied to the exercise or purchase price of an award. This may also include services rendered, or the difference between the exercise price of presently exercisable options and the fair market value of Common Stock covered by such options on the date of exercise.

AMENDMENT AND TERMINATION

     Amendments to the Amended Plan to increase the number of shares as to which options, SARs, restricted stock and other awards may be granted (except for adjustments resulting from stock splits and the like) require the approval of the Company's stockholders. In all other respects the Amended Plan can be amended, modified, suspended or terminated by the Committee or the Board of Directors, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the Amended Plan will not, without the consent of the participant, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides. The Amended Plan expires on April 24, 2006.

ELIGIBILITY

     Options, SARs restricted stock and other awards under the Amended Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries and who are determined by the Committee to be key employees. Such awards also may be granted to consultants of the Company selected by the Committee for participation in the Amended Plan. Non-employee directors of the Company are eligible to receive automatic grants of non-qualified stock options under the Amended Plan. More than one option, SAR, restricted stock grant or other award may be granted to a plan participant, but the aggregate fair market value (determined at the time of grant) of shares with respect to which an incentive stock option is first exercisable by an optionee (i.e. "vests") during any calendar year cannot exceed $100,000.

AWARDS UNDER THE AMENDED PLAN

     The Amended Plan provides that the Committee may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each grant or issuance will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

     . Nonqualified stock options ("NQSOs") will provide for the right to purchase Common Stock at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date. NQSOs may be granted for any term specified by the Committee.

     . Automatic Grants to Non-Employee Directors. During the term of the Amended Plan, (i) a person who is a non-employee director of the Company as of the effective date of the Amended Plan automatically shall be granted an option to purchase four thousand (4,000) shares of Common Stock (subject to adjustment in the event of certain corporate changes) on the date of each annual meeting of stockholders at which the non-employee director is reelected to the Board of Directors; and
          (ii) a person who is initially elected or appointed to the Board of Directors and is at the time of election or appointment a non-employee director automatically shall be granted (A) an option to purchase four thousand (4,000) shares of Common Stock (subject to adjustment in the event of certain corporate changes) on the date of such initial election or appointment and (B) an option to purchase four thousand (4,000) shares of Common Stock (subject to adjustment in the event of certain corporate changes) on the date of each annual meeting of stockholders after such initial election or appointment at which the non-employee director is reelected to the Board of Directors. Members of the Board of Directors who are employees of the Company who subsequently retire from the Company and remain on the Board of Directors will not receive an initial option grant pursuant to clause
          (ii)(A) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from the Company, options as described in the clause (ii)(B) of the preceding sentence. The price per share of the shares subject to each option granted to non-employee directors shall equal 100% of the fair market value of a share of Common Stock on the date the option was granted.

     . Incentive stock options ("ISOs"), if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including exercise prices equal to at least 100% of fair market value of Common Stock on the grant date and a ten year restriction on their term, but may be subsequently modified to disqualify them from treatment as an incentive stock option. Incentive stock options may be granted only to employees.

     . Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     . Deferred stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

     . Stock appreciation rights may be granted in connection with stock options or other awards, or separately. SARs granted by the Committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of Common Stock over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. There are no restrictions specified in the Amended Plan on the exercise of SARs or the amount of gain realizable therefrom, although they can be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in Common Stock or in a combination of cash and Common Stock.

     . Dividend equivalents may be credited to a participant in the Amended Plan. They represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

     . Performance awards may be granted by the Committee on an individual or group basis. Generally, these awards will be based upon specific agreements and may be paid in cash or in Common Stock or in a combination of cash and Common Stock. Performance awards may include "phantom" stock awards that provide for payments based upon increases in the price of Common Stock over a predetermined period. Performance awards may also include bonuses which may be granted by the Committee on an individual or group basis and which may be payable in cash or in Common Stock or in a combination of cash and Common Stock.

     . Stock payments may be authorized by the Committee in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable to a key employee or consultant in cash.

     On January 27, 1999, the Committee made the following option grants, subject to stockholder approval of the amendments to the Plan at the Meeting. In order to make the stock option grants in January 1999 and to avoid a potentially adverse accounting treatment for stock options granted prior to obtaining stockholder approval, stockholders representing a majority of the outstanding Common Stock entered into a voting agreement on January 13, 1999 pursuant to which each such stockholder agreed to approve the Amended Plan at the Meeting. See "Compensation Committee Report."

                    OPTIONS ISSUED PURSUANT TO THE AMENDED
                     PLAN SUBJECT TO STOCKHOLDER APPROVAL

               -----------------------------------------------------------
                    NAME AND POSITION                  NUMBER OF STOCK
                                                           OPTIONS
               -----------------------------------------------------------
                John F. Lauletta                             366,942
               -----------------------------------------------------------
                Joseph C. Winkler                            168,198
               -----------------------------------------------------------
                Haynes B. Smith, III                          81,771
               -----------------------------------------------------------
                Clay C. Williams                              81,771
               -----------------------------------------------------------
                James F. Maroney, III                         81,771
               -----------------------------------------------------------
                Executive Group                              952,995
               -----------------------------------------------------------
                Non-Executive Director Group                       0
               -----------------------------------------------------------
                Non-Executive Officer Employee Group         679,713
               -----------------------------------------------------------

MISCELLANEOUS PROVISIONS

     The Amended Plan specifies that the Company may make loans to Amended Plan participants to enable them to exercise options, purchase shares or realize the benefits of other awards granted under the Amended Plan. The terms and conditions of such loans, if any are made, are to be set by the Committee.

     In consideration of the granting of a stock option, SAR, dividend equivalent, performance award, stock payment, or right to receive restricted or deferred stock, the employee or consultant must agree in the written agreement embodying such award to remain in the employ of, or to continue as a consultant for, the Company or a subsidiary of the Company for at least one year after the award is granted (or such shorter period as may be fixed by agreement or by action of the Committee following grant of the award).

     The dates on which options or other awards under the Amended Plan first become exercisable and on which they expire will be set forth in individual stock options or other agreements setting forth the terms of the awards. Such agreements generally will provide that options and other awards expire upon termination of the optionee's status as an employee, consultant or director, although the Committee may provide that such options continue to be exercisable following a termination without cause, or following a change in control of the Company, or because of the grantee's retirement, death, disability or otherwise. Similarly, restricted stock granted under the Amended Plan which has not vested generally will be subject to repurchase by the Company in the event of the grantee's termination of employment or consultancy, although the Committee may make exceptions, based on the reason for termination or on other factors, in the terms of an individual restricted stock agreement.

     No option, SAR or other right to acquire Common Stock granted under the Amended Plan may be assigned or transferred by the grantee, except by will or the laws of intestate succession or pursuant to a qualified domestic relations order (as defined by the Code or Title I to the Employee Retirement Income Security Act of 1994, as amended, or the rules thereunder), although the shares underlying such rights may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

     The Company requires participants to discharge withholding tax obligations in connection with the exercise of any option or other right granted under the Amended Plan, or the lapse of restrictions on restricted stock, as a condition to the issuance or delivery of stock or payment of other compensation pursuant thereto. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other awards, subject to the discretion of the Committee to disapprove such use. In addition, the Committee may grant to employees a cash bonus in the amount of any tax related to awards.

FEDERAL INCOME TAX CONSEQUENCES

     The tax consequences of the Amended Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the Amended Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitation of the 1993 Omnibus Budget Reconciliation Act ("OBRA"), as discussed in further detail below. Alternative minimum tax and state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

     Nonqualified Stock Options. For United States income tax purposes, the recipient of NQSOs granted under the Amended Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of NQSOs the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise. An optionee's basis for the stock for purposes of determining his gain or loss on his subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO.

     Incentive Stock Options. There is no taxable income to an employee when an ISO is granted to him or when that option is exercised; however, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of tax preference" for the optionee. Gain realized by an optionee upon sale of stock issued on exercise of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year of the date the shares were transferred to the optionee. In such event the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the employee must recognize ordinary income. An ISO exercised more than three months after an optionee's retirement from employment, other than by reason of death or disability, will be taxed as an NQSO, with the optionee deemed to have received income upon such exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

     Stock Appreciation Rights. No taxable income is realized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the recipient realized as ordinary income.

     Restricted Stock and Deferred Stock. An employee to whom restricted or deferred stock is issued will not have taxable income upon issuance and the Company will not then be entitled to a deduction, unless in the case of restricted stock an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by the Company, the employee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price therefor. Similarly, when deferred stock vests and is issued to the employee, the employee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date of issuance. If an election is made under
Section 83(b) with respect to restricted stock, the employee will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares at that date less the purchase price therefor and the Company will be entitled to a deduction in the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

     Dividend Equivalents. A recipient of a dividend equivalent award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

     Performance Awards. A participant who has been granted a performance award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant will have ordinary income, and the Company will be entitled to a corresponding deduction.

     Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will be taxed as if the cash payment has been received, and the Company will have a deduction in the same amount.

     Deferred Compensation. Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and the Company will not be entitled to a deduction at that time. When and to the extent options are exercised, the ordinary rules regarding nonqualified stock options outlined above will apply.

     Effect of 1993 Omnibus Budget Reconciliation Act on the Amended Plan.
Under OBRA, which became law in August 1993, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1996 and thereafter) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the
Code) in any one year. However, under OBRA, the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular employee within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

     It is the Company's policy generally to design the Company's compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments in excess of $1 million which qualify as "performance-based." Accordingly, the Board of Directors is asking stockholders to approve the Amended Plan in compliance with OBRA requirements. The Company intends to comply with other requirements of the performance-based compensation exclusion under OBRA, including option pricing requirements and requirements governing the administration of the Amended Plan, so that, upon stockholder approval of the Amended Plan, the deductibility of compensation paid to top executives thereunder is not expected to be disallowed.

VOTE AND RECOMMENDATION

     The affirmative vote of holders of a majority of the shares of the Company's Common Stock present or represented at the Meeting and entitled to vote at the Meeting is required to approve this Proposal 2. Broker non-votes will not be treated as shares entitled to vote with respect to such approval and, thus, will not affect the outcome of the vote. Abstentions, however, will have the same effect of votes against this proposal. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR this Proposal 2.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDED 1996 EQUITY PARTICIPATION PLAN AS DESCRIBED ABOVE AND AS SET FORTH IN APPENDIX A, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY CARD.

                                  PROPOSAL 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
               -------------------------------------------------

     The firm of Ernst & Young LLP, has been the Company's independent auditors since 1988, and the Board of Directors desires to continue to engage the services of this firm for the fiscal year ending December 31, 1999.
Accordingly, the Board of Directors, upon recommendation of the Audit Committee, has reappointed Ernst & Young LLP to audit the financial statements of the Company and its subsidiaries for fiscal 1999 and report thereon. Stockholders are being asked to vote upon the ratification of such appointment. If stockholders do not ratify such appointment, the Audit Committee and the Board of Directors will reconsider such appointment. Neither the firm nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditor.

     Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from the stockholders.

VOTE AND RECOMMENDATION

     The affirmative vote of a majority of the outstanding shares of the Company's Common Stock present or represented at the Meeting and entitled to vote is required to ratify the selection of Ernst & Young LLP as the Company's independent auditors. Broker non-votes as to ratification of the selection of Ernst & Young LLP as the Company's independent auditors will not be treated as shares entitled to vote with respect to such ratification and, thus, will not affect such ratification by the stockholders. Abstentions, however, will have the same affect as votes against this proposal. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR ratification of the selection of Ernst & Young LLP as the Company's independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY CARD.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     It is currently contemplated that the Company's 2000 Annual Meeting of Stockholders will be held on or about May 11, 2000. In the event that a stockholder desires to have a proposal considered for presentation at the Company's 2000 Annual Meeting of Stockholders, and inclusion in the Proxy Statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to the Secretary of the Company so that it is received no later than December 13, 1999. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act.

     If a stockholder, rather than placing a proposal in the Company's Proxy Statement as discussed above, commences his or her own proxy solicitation for the 2000 Annual Meeting of Stockholders or seeks to nominate a candidate for election or propose business for consideration at such meeting, the Company must receive notice of such proposal on or before February 27, 2000. If such notice is not received by February 27, 2000, then such notice will be considered untimely under Rule 14a-4(c)(1) of the Commission's proxy rules, and the Company will have discretionary voting authority under proxies solicited for the 2000 Annual Meeting of Stockholders with respect to such proposal, if presented at the meeting, including information regarding such proposal in its proxy materials. Proposals should be directed to the attention of the Secretary, Tuboscope Inc., 2835 Holmes Road, Houston, Texas 77051.

                                 OTHER MATTERS

     As of the date of this proxy statement the Board of Directors knows of no other matters which may be presented for consideration at the Meeting. However, if any other matter is presented properly for consideration and action at the Meeting, or any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                   By order of the Board of Directors,


                                   /s/ James F. Maroney, III

                                   James F. Maroney, III
                                   Vice President, Secretary and General Counsel


Dated:  April 9, 1999

                                                                       EXHIBIT A


                  THE AMENDED 1996 EQUITY PARTICIPATION PLAN
                                      OF
                                TUBOSCOPE INC.


     TUBOSCOPE INC., a Delaware corporation, has adopted The 1996 Equity Participation Plan of Tuboscope Inc., as amended (the "Plan"), for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

     The purposes of this Plan are as follows:

           (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

           (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                  ARTICLE I.

                                  DEFINITIONS

     1.1. General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

     1.2. Award Limit. "Award Limit" shall mean four hundred thousand (400,000) shares of Common Stock, the method of counting such Shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code or the rules and regulations promulgated thereunder.

     1.3.  Board. "Board" shall mean the Board of Directors of the Company.

     1.4. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.5. Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

     1.6. Common Stock. "Common Stock" shall mean the common stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

     1.7.  Company. "Company" shall mean Tuboscope Inc., a Delaware corporation.

     1.8. Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

           (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

           (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

           (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or person different from those who held such securities immediately prior to such merger.

     1.9. Deferred Stock. "Deferred Stock" shall mean Common Stock awarded under Article VII of this Plan.

     1.10. Director.  "Director" shall mean a member of the Board.

     1.11. Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

     1.12. Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.13. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.14. Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

     1.15. Grantee. "Grantee" shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

     1.16. Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     1.17. Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     1.18. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

     1.19. Option. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

     1.20. Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

     1.21. Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

     1.22. Plan. "Plan" shall mean The Amended 1996 Equity Participation Plan of Tuboscope Inc., as amended from time to time.

     1.23. QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.24. Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

     1.25. Restricted Stockholder. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

     1.26. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.27. Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.

     1.28. Stock Payment. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.

     1.29. Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.30. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including without limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.31. Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     1.32. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                  ARTICLE II.

                            SHARES SUBJECT TO PLAN

     2.1.  Shares Subject to Plan.

           (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $0.01 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed three million two hundred fifty thousand (3,250,000). The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

           (b) The maximum number of shares which may be subject to options, rights or other awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit.

     2.2. Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is cancelled without having been fully exercised or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan in payment of the exercise price thereof or tax withholding thereon may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

                                 ARTICLE III.

                              GRANTING OF OPTIONS

     3.1. Eligibility. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

     3.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     3.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "Incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

     3.4.  Granting of Options.

           (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

                (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

                (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code.

           (b) Any Incentive Stock Option granted under this Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such option from treatment as an "Incentive stock option" under Section 422 of the Code.

           (c) During the term of the Plan, (i) a person who is an Independent Director as of the effective date of this Plan automatically shall be granted an option to purchase four thousand (4,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders at which the Independent Director is reelected to the Board, and
(ii) a person who is initially elected or appointed to the Board and is at the time of election or appointment an Independent Director automatically shall be granted (A) an option to purchase four thousand (4,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election or appointment and (B) an option to purchase four thousand (4,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after such initial election or appointment at which the Independent Director is reelected to the Board.
Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (ii)(A) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from the Company, Options as described in the clause (ii)(B) of the preceding sentence. All of the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

                                  ARTICLE IV.

                               TERMS OF OPTIONS

     4.1. Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     4.2. Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(c) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and
(iii) in the case of Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

     4.3. Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that, (i) in the case of Options granted to Independent Directors, the term shall be (10) years from the date the Option is granted, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary. Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee (or the Board, in the case of Options granted to Independent Directors) may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Consultancy, or Termination of Directorship of the Optionee, or amend any other term or condition of such Option relating to such a termination.

     4.4.  Option Vesting.

           (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted[; and provided, further, that Options granted to Independent Directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 10.3(c)]. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests[ (except an Option granted to an Independent Director)].

           (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

           (c) To the extent that the aggregate Fair Market Value of stock with respect to which "Incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     4.5. Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or until the next annual meeting of stockholders of the Company, in the case of an Independent Director). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                  ARTICLE V.

                              EXERCISE OF OPTIONS

     5.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     5.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

           (a) A written notice complying with the applicable rules established by the Committee or the Board stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

           (b) Such representations and documents as the Committee or the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

           (c)  In the event that the Option shall be exercised pursuant to
Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

           (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board, or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv) and (v). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     5.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

           (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

           (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

           (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or Board shall, in its absolute discretion, determine to be necessary or advisable;

           (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience; and

           (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Committee may be in the form of consideration used by the Holder to pay for such shares pursuant to 5.2(d).

     5.4. Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

     5.5. Ownership and Transfer Restrictions. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee (or the Board, in the case of Options granted to Independent Directors) may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

     5.6. Limitations on Exercise of Options Granted to Independent Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

           (a) the expiration of twelve (12) months from the date of the Optionee's death;

           (b) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

           (c) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period;

           (d) a Corporate Transaction; provided, however, that any Option granted or deemed regranted within six months of such Corporate Transaction shall remain exercisable until the expiration of six months and one day from the later of the date such Option was granted or the date such Option was deemed regranted; or

           (e) The expiration of ten years from the date the Option was granted.

                                  ARTICLE VI.

                           AWARD OF RESTRICTED STOCK

     6.1.  Award of Restricted Stock.

           (a) The Committee shall from time to time, in its absolute discretion:

                (i) Select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

                (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

           (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased. In all cases, legal consideration shall be required for each issuance of Restricted Stock..

           (c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     6.2. Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     6.3. Consideration. As consideration for the issuance of Restricted Stock, in a ddition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

     6.4. Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

     6.5. Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement, no share of Restricted Stock granted to a person subject to
Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months have elapsed from (but excluding) the date on which the Restricted Stock was issued, and provided, further, that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

     6.6. Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

     6.7. Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     6.8. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                 ARTICLE VII.

                   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                        DEFERRED STOCK, STOCK PAYMENTS

     7.1. Performance Awards. Any key Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.

     7.2. Dividend Equivalents. Any key Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

     7.3. Stock Payments. Any key Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

     7.4. Deferred Stock. Any key Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

     7.5. Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     7.6. Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

     7.7. Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

     7.8.  Payment on Exercise. Payment of the amount determined under Section
7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

     7.9. Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action of the Committee following such grant). Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any

Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                 ARTICLE VIII.

                           STOCK APPRECIATION RIGHTS

     8.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

     8.2.  Coupled Stock Appreciation Rights.

           (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

           (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

           (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

     8.3.  Independent Stock Appreciation Rights.

           (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

           (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     8.4.  Payment and Limitations on Exercise.

           (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.4 hereinabove pertaining to Options.

           (b) Grantees of Stock Appreciation Rights who are subject to Section 16 of the Exchange Act may, in the discretion of the Board or Committee, be required to comply with any timing or other restrictions under Rule 16b-3 applicable to the settlement or exercise of a Stock Appreciation Right.

     8.5. Consideration. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Stock Appreciation Right is granted (or such shorter period as may be fixed in the Stock Appreciation Right Agreement or by action of the Committee following grant of the Restricted Stock.) Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                  ARTICLE IX.

                                ADMINISTRATION

     9.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     9.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the administration of the Plan with respect to Options and other awards granted to Independent Directors.

     9.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     9.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE X.

                           MISCELLANEOUS PROVISIONS

     10.1. Not Transferable. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

     10.2. Amendment, Suspension or Termination of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

           (a) The expiration of ten years from the date the Plan is adopted by the Board; or

           (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

     10.3. Changes in Common Stock or Assets of the Company; Acquisition or Liquidation of the Company and Other Corporate Events.

           (a) Subject to Section 10.3(e), in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

                (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

                (iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

           (b) Subject to Section 10.3(e), in the event of any corporate transaction or other event described in Section 10.3(a) which results in shares of Common Stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Committee will have the right to terminate this Plan as of the date of the event or transaction, in which case all options, rights and other awards granted under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

          (c) Subject to Sections 10.3(c)(vii) and 10.3(e), in the event of any corporate transaction or other event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

               (i) In its discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either automatically or upon the optionee's request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

               (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

               (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that, for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

               (iv) In its discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

               (v) In its discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

               (vi) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or

Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under
Section 6.6 after such event.

                (vii) None of the foregoing discretionary terms of this Section 10.3(c) shall be permitted with respect to Options granted under Section 3.4(d) to Independent Directors to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the vesting schedule of such option, and except as provided in Section 5.7(d), Options granted to an Independent Director cannot be exercised following such event.

           (d) Subject to Section 10.3(e) and 10.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

           (e) With respect to Incentive Stock Options and Options and Stock Appreciation Rights intended to qualify as performance-based compensation under
Section 162(m), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions
thereto.   Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would violate Section 16 or the exemptive conditions of Rule 16b-3. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

           (f) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any award Agreement would so qualify, then this Plan and any award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

     10.4. Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be cancelled and become null and void.

     10.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. Subject to the timing requirements of
Section 5.3, the Committee (or the Board, in the case of Options granted to Independent

Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or afterward (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     10.6. Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

     10.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the requirements of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if
(a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

     10.8. Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

     10.9. Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

     10.10. Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     10.11. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     10.12. Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Texas without regard to conflicts of laws thereof.

                                     * * *

     I hereby certify that the foregoing Plan, as amended, was duly adopted by the Board of Directors of Tuboscope Inc. on February 23, 1999 and was approved by the requisite number of votes by the stockholders of Tuboscope Inc. on May 13, 1999.

     Executed on this ____ day of May, 1999.





                                        James F. Maroney, III
                                        Vice President, Secretary
                                        and General Counsel

                                TUBOSCOPE INC.
          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 1999

    The undersigned hereby appoints Joseph C. Winkler and James F. Maroney, III, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes either of them to act and to vote at the Annual Meeting of Stockholders of Tuboscope Inc. (the "Company") to be held on May 13, 1999, and at any adjournments thereof, as indicated, upon all matters referred to on this proxy card and described in the Proxy Statement for the Annual Meeting, and, in their discretion, upon any other matters which may properly come before the meeting.

    Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on this proxy card and in the discretion of the proxy holders as to any other matter that may properly come before the meeting. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

                             FOLD AND DETACH HERE


1. Elect members of the Board of Directors of Tuboscope.   Jerome R. Baier, John F. Lauletta, Eric L. Mattson, L.E. Simmons,
                                                           Jeffery A. Smisek, Douglas E. Swanson.
   FOR ALL nominees listed    WITHHOLD AUTHORITY
   to the right (except as    to vote for all nominees     (Instruction:  To WITHHOLD AUTHORITY to vote for any nominee, draw a
   marked to the contrary)    listed to the right          line through (or otherwise strike out) the nominee's name in the list above.
           [_]                         [_]

2. Approval of an amendment to the Company's 1999 Equity Participation Plan which (1) increases the number of shares of Company common stock available for issuance thereunder from 1,200,000 to 3,450,000; and (ii) increases the maximum annual award limit for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, available to each participant from 100,000 to 400,000.
                               FOR                 AGAINST                 ABSTAIN
                               [_]                   [_]                     [_]

3. To Ratify the selection of Ernst & Young LLP as the Company's independent auditors.
                               FOR                 AGAINST                 ABSTAIN
                               [_]                   [_]                     [_]

Signature__________________________________________________ Signature___________________________________________ Date_______________
Please sign as name(s) appears on this proxy card, and date this proxy card.  If a joint account, each joint owner must sign.  If signing for a corporation or partnership as agent, attorney or fiduciary, indicate capacity in which you are signing.

                                                       FOLD AND DETACH HERE